UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2010

IVANHOE ENERGY INC.
(Exact name of registrant as specified in its charter)

Yukon, Canada	000-30586	98-0372413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 654 – 999 Canada Place Vancouver, BC, Canada	V6C 3E1

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 688-8323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The shareholders of Ivanhoe Energy Inc. (the “Company”) voted on the three proposals listed below at the Company’s Annual Meeting held on April 28, 2010.  The final voting results for each proposal are set forth below.

Proposal 1 - Election of Directors

The seven nominees set forth in the Company’s Management Proxy Circular dated March 22, 2010 were elected as directors to hold office for the ensuing year or until their successors are elected or appointed, by resolution passed by a majority of the votes cast on a show of hands vote on the resolution.

Robert M. Friedland:	Votes for: 139,231,044
Votes withheld: 37,715,910
Broker non-votes: 35,893,853

A. Robert Abboud:	Votes for: 175,735,865
Votes withheld: 1,211,089
Broker non-votes: 35,893,853

Howard R. Balloch:	Votes for: 175,447,010
Votes withheld: 1,499,944
Broker non-votes: 35,893,853

Robert G. Graham:	Votes for: 139,252,922
Votes withheld: 37,694,032
Broker non-votes: 35,893,853

Robert A. Pirraglia:	Votes for: 138,806,767
Votes withheld: 38,140,187
Broker non-votes: 35,893,853

Brian F. Downey:	Votes for: 170,730,960
Votes withheld: 6,215,994
Broker non-votes: 35,893,853

Peter G. Meredith:	Votes for: 143,264,001
Votes withheld: 33,682,953
Broker non-votes: 35,893,853

Proposal 2 - Appointment of Auditors

Deloitte & Touche LLP was reappointed as auditor of the Company to hold office until the close of the next annual meeting of shareholders or until their successors are appointed, by a resolution passed by a majority of the votes cast on a show of hands vote on the resolution.

Votes for: 210,589,318
Votes against: 2,262,943
Broker non-votes: 0

Proposal 3 - Equity Incentive Plan Amendment Resolution

The shareholders approved the ordinary resolution to amend and restate the Company’s existing Equity Incentive Plan (the “Existing Plan”) to: (i) adopt a “rolling” plan provision pursuant to which the Company would be authorized to allocate for issuance, and issue, under the Existing Plan up to a maximum of 7% of the common shares of the Company issued and outstanding from time to time; (ii) increase the maximum number of common shares which may be allocated for issuance under the Bonus Plan component of the Existing Plan from 2,900,000 common shares to 3,400,000 common shares; (iii) modify the “cashless exercise” option provisions to delete the requirement for approval by the board of directors of the Company; and (iv) make certain other technical amendments to the Existing Plan; as more particularly described in the Management Proxy Circular dated March 22, 2010.

Votes for: 124,912,540
Votes against: 52,391,934
Broker non-votes: 35,893,854

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2010	IVANHOE ENERGY INC.
/s/ Beverly A. Bartlett
	Name:	Beverly A. Bartlett
	Title:	Vice President and Corporate Secretary